U.S. Government
Securities Fund ®

Summary prospectus November 1, 2012	Class Ticker
	A B C F-1 F-2 529-A 529-B 529-C 529-E 529-F-1 R-1 R-2 R-3 R-4 R-5 R-6	AMUSX UGSBX UGSCX UGSFX GVTFX CGTAX CGTBX CGTCX CGTEX CGTFX RGVAX RGVBX RGVCX RGVEX RGVFX RGVGX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at americanfunds.com/prospectus. You can also get this information at no cost by calling 800/421-4225 or by sending an email request to prospectus@americanfunds.com. The current prospectus and statement of additional information, dated November 1, 2012, are incorporated by reference into this summary prospectus.

Investment objective
The fund’s investment objective is to provide a high level of current income consistent with prudent investment risk and preservation of capital.

 Fees and expenses of the fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 58 of the fund’s statement of additional information .

Shareholder fees (fees paid directly from your investment)
Share classes
	A and 529-A	B and 529-B	C and 529-C	529-E	F-1, F-2 and 529-F-1	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.75%	none	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00*	5.00%	1.00%	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none
Maximum annual account fee (529 share classes only)	$10	$10	$10	$10	$10	N/A

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
	Share classes
	A	B	C	F-1	F-2	529-A	529-B	529-C
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.24	1.00	1.00	0.25	none	0.22	0.99	0.99
Other expenses	0.16	0.15	0.20	0.16	0.17	0.27	0.29	0.28
Total annual fund operating expenses	0.60	1.35	1.40	0.61	0.37	0.69	1.48	1.47

	529-E	529-F-1	R-1	R-2	R-3	R-4	R-5	R-6
Management fees	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Distribution and/or service (12b-1) fees	0.49	0.00	1.00	0.74	0.50	0.25	none	none
Other expenses	0.25	0.27	0.18	0.43	0.25	0.16	0.12	0.07
Total annual fund operating expenses	0.94	0.47	1.38	1.37	0.95	0.61	0.32	0.27

*	A contingent deferred sales charge of 1.00% applies on certain redemptions within one year following purchases of $1 million or more made without an initial sales charge.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share classes	1 year	3 years	5 years	10 years
A	$434	$560	$ 697	$1,097
B	637	828	939	1,418
C	243	443	766	1,680
F-1	62	195	340	762
F-2	38	119	208	468
529-A	463	627	803	1,307
529-B	670	907	1,065	1,656
529-C	269	504	860	1,857
529-E	116	339	578	1,258
529-F-1	68	190	322	698
R-1	140	437	755	1,657
R-2	139	434	750	1,646
R-3	97	303	525	1,166
R-4	62	195	340	762
R-5	33	103	180	406
R-6	28	87	152	343
For the share classes listed below, you would pay the following if you did not redeem your shares:

Share classes	1 year	3 years	5 years	10 years
B	$137	$428	$739	$1,418
C	143	443	766	1,680
529-B	170	507	865	1,656
529-C	169	504	860	1,857

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the most recent fiscal year, the fund’s portfolio turnover rate was 353% of the average value of its portfolio.

 Principal investment strategies
Normally the fund’s assets will be invested primarily in securities that are guaranteed or sponsored by the U.S. government, including bonds and other debt securities denominated in U.S. dollars. The fund may also invest in mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The fund invests in debt securities with a wide range of maturities.

The investment adviser uses a system of multiple portfolio counselors in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual counselors who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the investment adviser is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is by analyzing various factors, which may include the credit strength of the issuer, prices of similar securities issued by comparable issuers, anticipated changes in interest rates, general market conditions and other factors pertinent to the particular security being evaluated. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

 Principal risks
This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related securities — Mortgage-related securities are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

It is important to note that neither your investment in the fund nor the fund’s yield is guaranteed by the U.S. government.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

 Investment results
The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with different broad measures of market results. This information provides some indication of the risks of investing in the fund.  The Lipper General U.S. Government Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to the fund’s objective and/or strategies. The Consumer Price Index provides a comparison of the fund’s results to inflation. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

Average annual total returns For the periods ended December 31, 2011 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A − Before taxes	10/17/1985	3.75%	5.18%	4.49%	6.41%
− After taxes on distributions		2.59	3.76	3.11	N/A
− After taxes on distributions and sale of fund shares		2.73	3.64	3.04	N/A

Share classes ( before taxes)	Inception date	1 year	5 years	10 years	Lifetime
B	3/15/2000	1.96%	4.88%	4.29%	5.05%
C	3/15/2001	5.91	5.16	4.08	4.12
F-1	3/15/2001	7.75	5.99	4.90	4.87
F-2	8/7/2008	8.01	N/A	N/A	6.72
529-A	2/20/2002	3.66	5.11	N/A	4.37
529-B	2/20/2002	1.83	4.75	N/A	4.06
529-C	2/19/2002	5.84	5.09	N/A	3.92
529-E	3/7/2002	7.39	5.62	N/A	4.58
529-F-1	10/11/2002	7.91	6.14	N/A	4.56
R-1	6/13/2002	6.93	5.13	N/A	3.98
R-2	5/31/2002	6.93	5.17	N/A	4.05
R-3	6/6/2002	7.37	5.61	N/A	4.47
R-4	5/28/2002	7.73	5.98	N/A	4.86
R-5	5/15/2002	8.06	6.29	N/A	5.24
R-6	5/1/2009	8.12	N/A	N/A	5.97

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
Barclays U.S. Government/Mortgage-Backed Securities Index (reflects no deductions for sales charges, account fees, expenses or taxes)	7.74%	6.56%	5.64%	7.52%
Lipper General U.S. Government Funds Average (reflects no deductions for sales charges, account fees or taxes)	8.44	5.85	4.97	6.46
Consumer Price Index	2.96	2.26	2.48	2.83
Class A annualized 30-day yield at August 31, 2012: 0.80% (For current yield information, please call American FundsLine® at 800/325-3590.)

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

 Management
Investment adviser Capital Research and Management Company

Portfolio counselors The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor/ Fund title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Thomas H. Hogh President	16 years	Senior Vice President – Fixed Income, Capital Research Company
Kevin Adams Vice President	2 years	Vice President – Fixed Income, Capital Research Company
Fergus N. MacDonald Vice President	3 years	Senior Vice President – Fixed Income, Capital Research Company
Wesley K.-S. Phoa Vice President	3 years	Senior Vice President – Fixed Income, Capital Research Company

Purchase and sale of fund shares
The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares through your dealer or financial adviser or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at 800/421-4225; faxing American Funds Service Company at 888/421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper in order to sell (redeem) shares from your retirement plan.

Tax information
Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information.

MFGEIP-922-1112P Litho in USA CGD/UNL/8010	Investment Company File No. 811-04318
The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

THE FUND PROVIDES A SPANISH TRANSLATION OF THE ABOVE SUMMARY PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE SUMMARY PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	COURTNEY R. TAYLOR
COURTNEY R. TAYLOR
SECRETARY